UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2020

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Genesys Industries, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-213387	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 24th Ave E

Palmetto, Florida  34221

Tel: 941.722.3600
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.03 of this report.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 2, 2020 (the “Effective Date”) Genesys Industries, Inc. (the “Company”) agreed to borrow up to $300,000 from an otherwise unaffiliated third-party institutional investor (the “Lender”). The loan is evidenced by a 10% Fixed Convertible Promissory Note (the “Note”).

Issuance Date: January 2, 2020

Total Face Value of Note: $300,000

Initial Consideration: $125,000

Initial Original Issue Discount: $25,000

Initial Principal Sum Due: $150,000

The Company may pay the Note in whole or in part at any point up until 180 days from the Effective Date. After 180 days from the Effective Date, the Company may not pay this Note, in whole or in part, without prior written consent from Lender, which consent may be withheld, delayed, denied, or conditioned in Holder’s sole and absolute discretion.

The Lender is entitled, at its option, at any time, after the maturity date to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of common stock at a price per share equal to the lower of (a) the Fixed Conversion Price (which is fixed at a price equal to $0.30); or (b) 80% of the lowest trading price of the Company’s common stock during the 5 consecutive Trading Days prior to the date on which Lender elects to convert all or part of the Note.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the issuance of the note referenced in Item 2.03 of this report the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The holder of the note was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note. No commission was paid to any person in connection with issuance of the note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 24, 2020	Genesys Industries, Inc.

By: /s/ Shefali Vibhakar
Shefali Vibhakar
CFO & Director

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